SUPPLEMENT DATED MARCH 20, 2023

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2022

FOR ESG DIVERSIFIED GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2022 for ESG Diversified Growth Portfolio (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective as of the closing of the acquisition of Pacific Asset Management LLC (“PAM”) by Aristotle Capital Management, LLC that is expected to occur in the second quarter of 2023 (the “Acquisition”), the ESG Underlying Fund managed by Pacific Life Fund Advisors LLC and sub-advised by Pacific Asset Management LLC (the “PF Fund”) is expected to be reorganized with and into another fund managed by Aristotle Investment Services, LLC and sub-advised by Aristotle Pacific Capital, LLC (the “Aristotle Fund”), subject to the approval of the shareholders of the PF Fund. Neither Aristotle Investment Services, LLC, Aristotle Pacific nor the Aristotle Fund are affiliated with the Trust, the ESG Portfolios or the ESG Portfolios’ investment adviser. Further, this ESG Underlying Fund’s investment goal, principal investment strategies and portfolio management team are not expected to change as a result of the Acquisition.

Effective as of the closing of the Acquisition, in the Principal Investment Strategies subsection, all references to the ESG Underlying Fund managed by Pacific Life Fund Advisors LLC and sub-advised by Pacific Asset Management LLC (the “PF Fund”) will be deleted and replaced with the ESG Underlying Fund managed by Aristotle Investment Services, LLC and sub-advised by Aristotle Pacific Capital, LLC (the “Aristotle Fund”).

In addition, in the Principal Investment Strategies subsection, effective as of the closing of the Acquisition, the first sentence of the ninth paragraph will be amended to add Aristotle Investment Services, LLC and Aristotle Pacific Capital, LLC to the list of firms that are not affiliated with the Trust, the Fund or the Fund’s investment adviser, and the second sentence will be deleted.

Effective as of the closing of the Acquisition, in the Principal Risks subsection, the fifth and sixth sentences in the Conflicts of Interest Risk will be deleted, and in the Principal Risks from Holdings in ESG Underlying Funds subsection, the ESG Underlying Fund Risk will be deleted in its entirety.